UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-6027

KAVILCO INCORPORATED

(Exact name of registrant as specified in charter)

1000 Second Avenue, Suite 3320
Seattle, Washington 98104

(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code: (206) 624-6166

Date of fiscal year end: December 31, 2018

Date of reporting period: January 1, 2018-June 30, 2018

Kavilco Incorporated

Report to Shareholders

2018

June 30, 2018 (unaudited financial statements)

ITEM 1.	HIGHLIGHTS FROM THE 2018 REPORT TO SHAREHOLDERS

Note to SEC: Kavilco Incorporated is an Alaska Native Corporation that operates under the Investment Company Act of 1940. The Alaska Native Claims Settlement Act, which is our primary regulating authority, places numerous restrictions on the Company's stock. Kavilco's stock can only be transferred by court decree or gifting to a blood relative, and cannot be sold or used as collateral. The following discussion has been edited so that only letters from the CEO and CFO, shareholder meetings announcements, portfolio, and financial issues from Kavilco's report to shareholders are attached to the N-CSRS. Not included are general photos and descriptions, an In Memoriam listing of deceased original shareholders.

45th Annual Meeting of Shareholders

Notice

The 45th Annual Meeting of Shareholders is scheduled for Saturday, November 10, 2018 at The Landing in Ketchikan, Alaska.

Registration will take place from 11:00 a.m. to Noon in the Sunny Point conference room.

The shareholder meeting will be from 1:00 pm to 3:00 pm.

The primary items of business are the approval of the Corporation’s independent public accountants and the election of Directors. Directors who are up for re-election this year are Louie L. Jones, President, Kenneth Gordon, Director, and Frederick O. Olsen, Jr. The Board recommends re-election of all three members.

“Your Ballot and Proxy Statement will be mailed in October of this year.” If you are unable to attend the Annual Meeting in Ketchikan it is very important that you MAIL YOUR BALLOT IN, we ask that you vote “discretionary” on the Management Ballot.

We urge you to come to the Annual Meeting of Shareholders. Attendance at the shareholder meetings helps to maintain good communication and understanding.

The Annual Shareholder Dinner will be held in the Sunny Point Conference Room on Saturday, November 10, 2018 in the evening at The Landing in Ketchikan for shareholders, their family, and guests; doors will open at 5:30 pm. There is no charge for dinner, as always.

The Kasaan Haida Heritage Foundation will be holding their auction at the Annual Shareholder Dinner again this year. If you have any items to donate or would like to volunteer to help out at the auction, please contact Jeane Breinig at jeane@gci.net.

Greetings To Our Shareholders From Your President

Every year upon returning to Kasaan I am always met with good people, good fishing, and a few surprises. This year it was the bunkhouse that welcomed me with surprises. The heater was not operating and needed to be repaired due to a power surge and an extremely cold winter. After getting the heater back on line I added a surge protector to the electrical system to help prevent future problems. Because of the cold winter and having no heat in the bunkhouse there was a toilet to repair and a faucet to fix. The doublewide did not make it through the winter without suffering some damage from the severe cold spell either, most of that damage was minor, but it still takes a lot of time to repair.

There is some good news about the bunkhouse however; the good news is that the bunkhouse was painted this year for the first time in many years. I chose a light gray that matched the original gray stain that was on the siding with a darker gray trim.

Speaking of the bunkhouse, the first weekend in July of every year we try to have one of our regular board meetings in Kasaan, to recognize the birthplace of Kavilco Incorporated. The board of directors along with some family members had our second shrimp feed at the bunkhouse. We would not have been able to do that without some serious help from the Organized Village of Kasaan who we generally have a joint meeting with when we are in Kasaan.

As always, the summer days are longer, but the time goes faster.

Kavilco lost a prominent original shareholder this year with the passing of our past Vice President Fred Olsen, Sr. We also lost original shareholder David Dailey, whose daughters Tamala and Tara are Kavilco shareholders. Fred Olsen, Sr. was a key player, along with Louie Thompson in putting together the timber sale of 1979. Had Kavilco not been one of the first Native corporations to get title to 23,000 acres of land and negotiated a timber sale, the consequences of not selling the timber when we did would be beyond calculation. Suffice to say, we would not have assets of over forty two million and we would not have distributed over fifty four million to shareholders since 1980. Fred Olsen Sr. was a prominent board member in helping to make all this happen.

Speaking of prominent, Uncle Fred, as I knew him, was a prominent personality to me. I have seen photos of him and me sharing the same crib. Uncle Fred was my elder, he was born on August 11th, and I was born on October 26th of the same year. Uncle Fred and his younger brother Robert (Bob) Olsen were like brothers to me. We did everything together that needed to be done to keep food on the table; hunting, fishing, berry picking, clam digging night or day, and commercial fishing for many years on my father's boat The Invictus. We commercial fished for halibut, salmon; seining and hand trolling to say nothing about fishing for the smoke house in Karta bay.

We did it all, and we did it together. Nowadays they call it "a subsistence lifestyle." In our time, what we did, we had to do, it was a way of life, we had no label.

I would like to take this time to remind shareholders how important it is to mail in your ballot. It has been nip and tuck for the last few years and we have barely made a quorum. We must have 50% of the ballots returned or we have to redo the vote. The money it costs to redo the ballot is substantial, and comes right out of the shareholders pocket.

Sincerely,

/s/ Louis L. Jones, Sr.

Louis L. Jones, Sr., President

Greetings To Our Shareholders From Your CFO

Kavilco operates as an income oriented mutual fund. Historically, the investment strategy has centered on purchasing corporate bonds which have a stated interest rate and maturity date that can be redeemed prior to maturity. Bond interest rates are dependent on a variety of economic indicators that can fluctuate wildly from year to year.

At the beginning of 2007, in order to offset interest rate volatility, the board adopted a bond ladder strategy, that is, to invest in corporate bonds across an eight year yield curve. In theory, this reduces the reinvestment risk of having to roll over an entire portfolio at one time and smooths out earnings. As you can see from the graph interest rates unexpectedly dropped to historical lows due to the recession, rendering the ladder strategy ineffective.

The only alternative to the bond reinvestment risk is to purchase dividend yielding stocks. Unfortunately, maturing bond yields were substantially higher than stocks. For example, in 2017 $3.4 million of bonds were redeemed at an average yield of 5.48%. Even though this occurred last year, it still has a negative impact on this year’s earnings.

Due to maturities and redemptions the corporate bond portfolio is down to $1.7 million. The bond yields in our portfolio range from 4.16% to 5.3%. The good news is that there are a number of equity investments that have similar yields so that investment income will eventually level off. Unfortunately, investment earnings have been in a steady decline from the high water mark of 2014 when there was a $21.6 million bond portfolio.

As you will note there is a $1,161,634 unrealized loss in the Statement of Operations. The board knew that this day of reckoning would come when the Federal Reserve started raising short-term interest rates. Income oriented investments usually drop in value after the third interest rate increase.

As pointed out in the 2017 Report to Shareholders, Kavilco’s strategy over the last seven years was T.I.N.A., (There Is No Alternative.) No matter how high the valuations have become, or how pitiful the underlying economic fundamental may be, Kavilco has no choice but to keep investing and holding dividend paying stocks.

It is very difficult to watch the gradual earnings decline. I want to thank the board for their support during these trying times.

With Fred Olson Sr.’s passing I couldn’t help but reflect on his contributions to the corporation. After the Alaska Native Claims Settlement Act was passed, the forest service challenged our eligibility to become a village corporation. There were twenty-one respondents who testified as to residency and Fred was one of them. By serving as vice president, he was intricately involved with the 1979 sale to ITT Rayonier. This sale laid the foundation for future cash distributions to the shareholders which now total $54,483,378. He was instrumental in his support to become a Registered Investment Company and the sale of the Net Operating Loss to Drexel, Burnham, Lambert, Group Inc. He also took an aggressive stand dealing with Drexel’s bankruptcy.

There are a number of memories I have of Fred but, to his credit, his leadership skills were passed on to his daughter and previous board member, Kristine Mooney, and current board member, Fred Olsen Jr.

Sincerely,

/s/ Scott Burns

Scott Burns, Chief Financial Officer

Financial Statements (Unaudited) June 30, 2018

The unaudited financial statements for the six months ending June 30, 2018 are included in this report.

The audited financial statements dated December 31, 2017 were sent to shareholders on February 23, 2018 and will not be duplicated here. A copy of the audited financial statements can be mailed to shareholders within three working days by contacting Kavilco's Corporate Secretary at 1.800.786.9574 or 206.624.6166.

STATEMENT OF ASSETS AND LIABILITIES

ASSETS
Investments in securities, at fair value (cost $33,988,642)	$ 33,957,850
Real estate, at fair value (cost $1,054,089)	5,939,905
Cash and cash equivalents	119,110
Interest receivable	48,055
Premises and equipment, net	15,919
Prepaid expenses and other assets	27,725
Total assets	$ 40,108,564
LIABILITIES
Accounts payable and accrued expenses	$ 18,951
Dividends payable	126,984
Total liabilities	145,935
NET ASSETS	$ 39,962,629
Net assets consist of:
Distributable earnings	$ 2,941,082
Contributed capital	37,021,547
Total net assets	$ 39,962,629
Net asset value per share of Class A and Class B common
stock ($39,962,629 divided by 12,000 shares outstanding)	$ 3,330

Financial Statements (unaudited) June 30, 2018

SCHEDULE OF INVESTMENTS

	Principal Amount or Shares	Fair Value
INVESTMENTS IN SECURITIES
U.S. Corporate Bonds - 4.4%
American Depository Receipts - 0.6%
Deutsche Telekom, 6.000%, due July 8, 2019	250,000	$ 257,553

Consumer Staples - 0.9%
Yum! Brands Inc, 5.300%, due September 15, 2019	355,000	362,100

Information Technology - 0.9%
Adobe Systems, Inc., 4.750%, due February 1, 2020	100,000	102,895
Oracle Corp., 5.000%, due July 8, 2019	250,000	255,718
Total Information Technology		358,613

Transportation - 1.3%
FedEx Corp., 8.000%, due January 15, 2019	500,000	513,790

Utilities - 0.6%
Metropolitan Edison, 7.700%, due January 15, 2019	250,000	256,253

Total U.S. Corporate Bonds (Cost $1,723,357)		1,748,309

U.S. Common Stock - 78.3%
American Depository Receipts - 2.2%
Atlantic Power Corp.	2,700	5,940
Eaton Corp, PLC	1,400	104,636
Enbridge Inc.	5,215	186,123
Invesco Limited	6,300	167,328
Obsidian Energy Ltd.	3,400	3,842
Royal Dutch Shell, PLC	4,300	312,395
Sanofis-Aventis	600	24,006
Unilever PLC	800	44,224
Wheaton Precious Metals Corp.	700	15,442
Total American Depository Receipts		863,936

Consumer Discretionary - 0.1%
Genuine Parts Co.	3,400	312,086
Ryman Hospitality Properties, Inc.	600	49,890
Total Consumer Discretionary		361,976

Consumer Staples - 2.6%
Coca Cola Company	11,050	484,653
The Kraft Heinz Company	4,900	307,818
Mondelez International, Inc.	1,500	61,500
Proctor & Gamble Co	2,200	171,732
Total Consumer Staples		1,025,703

Energy - 2.4%
Chevron Corp.	1,800	227,574
Diamond Offshore Drilling, Inc.	1,515	31,603
Exxon Mobil Corp.	2,400	198,552
Hollyfrontier Corp.	3,400	232,662
Kinder Morgan, Inc.	14,119	249,483
Total Energy		939,874

Financials - 21.9%
AvalonBay Communities, Inc.	1,750	300,808
Digital Realty Trust, Inc.	3,310	369,330
EPR Properties	1,900	123,101
Equity Residential Properties Trust	3,000	191,070
Essex Property Trust, Inc.	400	95,628
HCP, Inc.	4,600	118,772
Healthcare Realty Trust, Inc.	5,425	157,759
Highwoods Properties, Inc.	1,300	65,949
Hospitality Properties Trust	13,400	383,374
Iron Mountain, Inc.	8,100	283,581
Lamar Advertising Company	5,750	392,783
Liberty Properties Trust	16,040	711,053
LTC Properties, Inc.	7,330	313,284
Mack Cali Rlty Corp.	5,600	113,568
National Retail Properties, Inc.	1,470	64,621
Omega Healthcare Investors, Inc.	5,831	180,761
Public Storage, Inc.	1,000	226,860
Quality Care Properties, Inc.	920	19,789
Realty Income Corp.	12,255	659,196
Redwood Trust, Inc.	2,600	42,822
RMR Group, Inc., The	274	21,495
Sabra Health Care REIT, Inc.	2,970	64,538
Senior Housing Properties Trust	10,400	188,136
Stag Industrial, Inc.	14,530	395,652
Sun Communities, Inc.	4,305	421,373
T Rowe Price Group, Inc.	5,300	615,277
Tanger Factory Outlet Center	6,400	150,336
Ventas, Inc.	10,800	615,060
Vornado Realty Trust	2,500	184,800
Washington REIT	6,600	200,178
Wells Fargo & Co.	9,540	528,898
Welltower, Inc.	8,810	552,299
Total Financials		8,752,151

Health Care - 4.2%
Amgen, Inc.	2,380	439,324
Bristol Myers Squibb	6,900	381,846
Eli Lilly & Co.	2,500	213,325
Merck & Co, Inc.	6,695	406,387
Pfizer, Inc.	6,000	217,680
Total Health Care		1,658,562

Industrials - 1.9%
General Electric Co.	24,550	334,126
Pitney Bowes, Inc.	3,000	25,710
United Parcel Service	3,670	389,864
Total Industrials		749,700

Information Technology - 3.8%
Cisco Systems, Inc.	11,380	489,681
International Business Machines (IBM) Corp.	2,370	331,089
Paychex, Inc.	9,925	678,374
Total Information Technology		1,499,144

Master Limited Partnerships - 7.9%
Amerigas Partners LP	7,230	305,251
Blackstone Group LP	6,100	196,237
Boardwalk Pipeline Partners LP	10,218	118,733
Buckeye Partners LP	6,472	227,491
CVR Partners LP	4,760	15,708
Enbridge Energy Partners LP	3,700	40,441
Energy Transfer Partners LP	12,468	237,391
Enterprise Products Partners LP	18,600	514,662
KKR & Co. LP	2,370	58,895
Magellan Midstream Partners LP	7,600	525,008
MPLX LP	2,180	74,425
Nustar Energy LP	4,100	92,865
Plains All American Pipeline LP	3,914	92,527
Spectra Energy Partners LP	9,266	328,202
Suburban Propane Partners LP	3,200	75,168
TC Pipelines LP	2,300	59,685
Williams Partners LP	4,541	184,319
Total Master Limited Partnerships		3,147,008

Materials - 0.2%
International Paper Co	1,900	98,952

Mutual Funds - 1.4%
Blackrock Global Floating Rate Income Fund	3,179	41,550
John Hancock Preferred Income Fund	3,284	71,526
iShares Investment Grade Corp. Bonds	640	73,325
iShares US Preferred ETF	2,516	94,878
iShares 1-3 Year Treasury Bond	2,400	200,088
SPDR Barclays High Yield Bond ETF	2,600	92,248
Total Mutual Funds		573,615

Telecommunication Services - 6.6%
AT & T, Inc.	29,570	949,493
Centurylink, Inc.	6,900	128,616
Consolidated Communications	9,600	118,656
Verizon Communications	28,300	1,423,773
Total Telecommunication Services		2,620,538

Utilities - 22.5%
Alliant Energy Corp.	14,900	630,568
American Electric Power, Inc.	8,240	570,620
Atmos Energy Corp.	1,500	135,210
Centerpoint Energy, Inc.	19,800	548,658
Consolidated Edison, Inc.	8,100	631,638
Dominion Energy, Inc.	10,900	743,162
Duke Energy Corp.	9,095	719,233
Entergy Corp.	4,170	336,894
Eversource Energy	10,481	614,291
Exelon Corp.	6,500	276,900
Firstenergy Corp.	1,255	45,067
NextEra Energy, Inc.	3,170	529,485
PPL Corporation	13,945	398,130
Public Service Enterprise Group, Inc.	12,000	649,680
Sempra Energy Corp.	1,740	202,031
Southern Company	14,730	682,146
WEC Energy Group, Inc.	10,840	700,806
Xcel Energy, Inc.	12,770	583,334
Total Utilities		8,997,853
Total U.S. Common Stock (Cost $31,344,756)		31,289,012
Cash Equivalents - 2.3%
Total Cash Equivalents (Cost $920,529)		920,529
Other Net Assets - 15.0%
Total Other Net Assets (Cost $1,118,963)		6,004,779
TOTAL NET ASSETS (Cost $35,107,605)		$ 39,962,629

Financial Statements (Unaudited) June 30, 2018

STATEMENT OF OPERATIONS

Investment Income
Interest	$ 53,463
Dividends	648,451
Total investment income	701,914
Expenses
Salaries and benefits	187,479
Directors' compensation and expenses	112,108
General and administrative	31,053
Insurance	37,857
Office and equipment leases	38,108
Professional fees	30,780
Custodian	5,657
Total expenses	443,042
Net investment income	258,872
Realized and Unrealized Gain (Decrease) on Investments
Net realized loss on investments	(17,728)
Net change in unrealized appreciation on investments	(1,161,635)
Total realized loss and unrealized appreciation on investments	(1,179,363)
Net Operating Loss	(920,491)
Other Income and Expense, net	142,740
Net Decrease in Net Assets Resulting From Operations	$ (777,751)

STATEMENT OF CHANGES IN NET ASSETS

Financial Statements (Unaudited) June 30, 2018

	June 30, 2018	June 30, 2017
Increase (Decrease) in Net Assets from Operations
Net investment income	$ 258,872	$ 297,725
Net realized loss on investments	(17,728)	38,222
Net change in unrealized depreciation on investments	(1,161,635)	(202,430)
Other income and expense, net	142,740	64,380

Net increase (decrease) in net assets resulting from operations	(777,751)	197,897
Dividends and Distributions to Shareholders	(132,000)	(204,000)
Total decrease in net assets	(909,751)	(6,103)
Net Assets
Beginning of year	40,872,380	40,899,928
Six months ending June 30, 2018 and 2017 (includes undistributed
ordinary (loss) income of ($1,913,942) and $65,258, respectively)	$ 39,962,629	$ 40,893,825

FINANCIAL HIGHLIGHTS

Financial Statements (Unaudted) June 30, 2018

Per share operating performance (for a share of Class A and Class B capital stock outstanding):
	Six Months Ended		Years Ended
	June 30, 2018	June 30, 2017	2017	2016	2015	2014	2013
Net asset value, beginning of year	3,406	3,408	3,408	3,096	3,381	3,321	3,376
Income from investment and real estate operations
Net investment income	22	25	56	68	72	83	80
Net realized and unrealized appreciation (depreciation)
on investment and real estate transactions	(98)	(14)	32	335	(267)	64	(36)
Net other income	12	5	10	14	17	16	15
Total from investment and real estate operations	(65)	16	98	417	(178)	163	59
Less dividends and distributions	(11)	(17)	(100)	(105)	(107)	(103)	(114)
Net asset value, end of year	3,330	3,407	3,406	3,408	3,096	3,381	3,321
Total return	(1.95)%	0.48%	2.88%	12.24%	(5.77)%	4.82%	1.78%
Supplemental Data:
Net assets, end of period (in thousands)	$ 39,963	$ 40,894	$ 40,872	$ 40,900	$ 37,154	$ 40,577	$ 39,870
Ratio to average net assets
Expenses	1.10%	1.11%	2.08%	2.08%	2.29%	2.03%	2.02%
Net investment income	0.64%	0.73%	1.63%	2.10%	2.24%	2.46%	2.39%
Portfolio turnover rate	2.19%	10.80%	29.18%	15.39%	8.85%	11.00%	16.07%

Financial Statements (Unaudited) June 30, 2018 ~ Notes

Note 1. Organization

Kavilco Incorporated ("the Company") is a village corporation within the Sealaska region organized on November 13, 1973, pursuant to the Alaska Native Claims Settlement Act ("ANCSA") of 1971. Under ANCSA, the Native claims to land in Alaska were settled in exchange for part of the state's land and compensation. Settlement benefits were given to Natives of Alaska villages in the form of ownership shares in village corporations that were organized pursuant to ANCSA. The Company was organized for the purpose of securing and administering the land and benefits for the Natives of the Kasaan village in Alaska. Contributed capital includes receipts from the U.S. government and the state of Alaska under provisions of ANCSA.

On November 1, 1989, the Company began to operate as a self-managed, closed end management investment company, as defined by the Investment Company Act of 1940 ("the Act"). The Company is subject to various restrictions imposed by the Act and the Internal Revenue Code, including restrictions on borrowing, dividend, distribution policies, operations, and reporting requirements. The Company's investment decisions, which focus primarily on large-cap dividend equity investments and fixed income investments, are made by management under the direction of the Board of Directors.

Note 2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash and cash equivalents include cash on deposit with banks. The Company considers all highly liquid instruments with a maturity of three months or less to be cash equivalents. The Company has cash balances in excess of federally insured limits.

Valuation of Investments

All investments are recorded at estimated fair value, as described in Note 3.

Investment Transactions and Income

Investment transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are computed using the last in, first out (“LIFO”) method. Interest income is recorded on an accrual basis as adjusted for the amortization of discounts and premiums using the effective interest method. Premiums and discounts, including original issue discounts, are amortized for both tax and financial reporting purposes. Dividend income is recorded as of the ex-dividend date. Unrealized gains and losses are included in the statement of operations.

Federal Income Taxes

The Company files income tax returns in the U.S. federal jurisdiction and Alaska State.

The Company's policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute at least 90% of its net investment taxable income to its shareholders. Generally, no federal income tax provision is required for the Company.

The Company records a liability, if any, for unrecognized tax benefits resulting from uncertain income tax positions taken or expected to be taken in an income tax return. No liability has been recorded for uncertain tax positions or related interest or penalties as of June 30, 2018.

Dividends and Distributions to Shareholders

Dividends and distributions to shareholders are recorded on the payable date. Dividends are generally declared and paid twice a year. Capital gain distributions are generally declared and paid annually. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles in the United States.

Directors' Compensation and Expenses

Each member of the board of directors receives compensation for each board meeting attended during the year, in addition to a per diem allowance. Directors are also reimbursed for such expenses as accommodation, airfare, and car rental related to Board meetings. In addition to meeting related expenses, the Company pays for the medical and dental insurance of certain directors.

Note 3. Fair Value Measurements

Fair value is defined as an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market based measurement determined based on assumptions that market participants would use in pricing an asset or liability. There are three levels that prioritize the inputs used in measuring fair value as follows:

Level 1: Observable market inputs such as quoted prices (unadjusted) in active markets for identical assets or liabilities;

Level 2: Observable market inputs, other than quoted prices in active markets, that are observable either directly or indirectly; and

Level 3: Unobservable inputs where there is little or no market data, which require the reporting entity to develop its own assumptions.

An asset's or liability's level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. The following is a description of the valuation methodologies used for assets measured at fair value, including a general description of the asset.

Equity securities (common stock)

Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Corporate bonds

The fair value of corporate bonds is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads. corporate bonds are generally categorized in Level 2 of the fair value hierarchy.

Real Estate

Real estate represents entitlement to the surface estate of real property, for which no readily available market quotation exists. Fair value of real estate is determined by management based on a certified forester's opinion as to the current value and status of the land, along with other factors. Other relevant factors include the lack of commercially viable timber due to previous harvest, amount of capital expenditures required for the future growth of timber, location of the property, recent sales of similar real property in the region and market demand and supply for this type of real property during the valuation process. Real estate is included in Level 3 of the fair value hierarchy.

The following table presents information about the Company's investments in securities and real estate measured at fair value as of June 30, 2018:

	Level 1	Level 2	Level 3	Balance
Investments in Securities
U.S. Corporate Bonds	$ -	$ 1,748,309	$ -	$ 1,748,309
U.S. Common Stock	31,289,012			31,289,012
Money Market Fund	920,529			920,529
	$ 32,209,541	$ 1,748,309	$ -	$ 33,957,850
Real Estate	$ -	$ -	$ 5,939,905	$ 5,939,905

The Company recognizes transfers between Level 1 and 2 at the end of the reporting period. As of June 30, 2018, no significant transfers between Level 1 or 2 occurred.

At June 30, 2018, there were no realized gain (loss), cost or purchases, proceeds from sales, or transfers in or out of Level 3 (real estate) at the end of the reporting period. Refer to Note 4 (Real Estate) for a description of the fair value of real estate and any unrealized gain (loss) during the periods presented in these financial statements.

Note 4. Real Estate

At June 30, 2018, the Company owns fee title to the surface estate of 22,946 acres of real estate located in southeast Alaska.

As of June 30, 2018, there is no commercially viable timber on the real estate and the Company has no outstanding timber agreements. The last harvest and sale of timber from this land was in 2001.

The financial statements include real estate valued at $5,939,905 in 2017, the value of which was determined by an independent appraisal. There was no change in the value at June 30, 2018 from December 31, 2017.

Note 5. Trading Risk

In the normal course of business, the Company enters into financial transactions involving instruments where there is risk of potential loss due to changes in the market (market risk) or failure of the other party to the transaction to perform (credit risk).

Market risk is the potential change in value caused by fluctuations in market prices of an underlying financial instrument. Subsequent market fluctuations may require selling investments at prices that differ from the values reflected on the statement of assets and liabilities. Market risk is directly impacted by the volatility and liquidity in the markets in which financial instruments are traded. The Company's exposure to market risk may be increased in that a significant portion of its assets may be invested in a relatively small number of investment positions at any one time. Accordingly, appreciation or depreciation in value of investment positions may have a more significant effect on the value of the Company's portfolio than would be the case in a more diversified or hedged portfolio.

Credit risk is the possibility that a loss may occur due to the failure of a counterparty to perform according to the terms of a contract. The Company's exposure to credit risk associated with counterparty nonperformance includes cash deposits that may exceed applicable insurance limits. The Company seeks to control such credit risk by maintaining deposits with only high quality financial institutions and trading exchange traded financial instruments, which generally do not give rise to significant counterparty exposure due to the requirements of the individual exchanges.

Note 6. Investment Transactions

Purchases of investment securities (common stock and publicly traded partnerships) aggregated $2,848,586 for the six month period ended June 30, 2018, and sales and maturities of investment securities (consisting of corporate bonds and common stock) aggregated $701,554 for the six month period ended June 30, 2018.

The U.S. federal income tax basis of the Company's investments is the same as for financial reporting purposes. The gross unrealized appreciation and gross unrealized depreciation for U.S. federal income tax purposes is $2,792,013 and $2,822,805, respectively, as of June 30, 2018.

Note 7. Premises and Equipment

The following is a summary of premises and equipment at June 30, 2018:

Building	$ 170,601
Furniture, fixtures, and equipment	79,836
250,437
Less accumulated depreciation	(234,518)
$ 15,919

All assets are recorded at cost less accumulated depreciation. Depreciation is computed on the straight-line method over the estimated useful lives of the related assets, which range from 5 to 15 years. Depreciation expense was $2,867 for the six months ended June 30, 2018.

Note 8. Lease Obligation

The Company leases office space under a non-cancelable operating lease agreement, which terminates September 30, 2021. Pursuant to the lease agreement, the Company paid a lease deposit of $3,528 which will be credited to the last month's rent. Future minimum lease commitments under this non-cancelable operating lease are as follows:

2018	$ 19,720
2019	40,310
2020	41,470
2021	31,755
$ 133,255

Rent expense for the six months ended June 30, 2018, was $24,209.

Note 9. Net Assets

Upon organization of the Company, 100 shares of common stock (Class A) were issued to each qualified shareholder enrolled in the Company pursuant to ANCSA. The Company utilized a roll comprising 120 Alaska Natives eligible to receive stock certificates as certified by the U.S. Secretary of the Interior. Under the provisions of ANCSA, stock dividends paid or other stock grants are restricted, and the stock may not be sold, pledged, assigned, or otherwise alienated, except in certain circumstances by court decree or death, unless approved by a majority of the shareholders. The stock carries voting rights only if the holder hereof is an eligible Alaska Native. Nonvoting common stock (Class B) is issued to non-Native persons who inherit stock or are gifted stock.

The Company's capital structure is as follows:

Common stock:

Class A, no par value - Authorized, 1,000,000 shares; issued and outstanding, 10,962.83 shares

Class B, no par value - Authorized, 500,000 shares; issued and outstanding, 1,037.17 shares

Note 10. Dividends and Distributions to Shareholders

On March 9, 2018, a distribution of $11.00 per share was declared. The dividend was paid on March 22, 2018, to shareholders of record on March 12, 2018.

The tax character of distributions paid during the six months ended June 30, 2018 and the years ended December 31, 2017 and 2016 was as follows:

	June 30, 2018	2017	2016
Distributions paid from:
Ordinary income	$ 118,806	$ 994,366	$ 764,133
Long-term capital gain	13,194	205,635	495,868
	$ 132,000	$ 1,200,001	$ 1,260,001

As of June 30, 2018, December 31, 2017, and December 31, 2016, the components of distributable earnings on a tax basis were as follows:

	June 30, 2018	2017	2016
Undistributed ordinary income (loss)	$ (1,913,942)	$ 157,444	$ 143,275
Net unrealized appreciation (depreciation) on:
Investments	(30,792)	1,130,842	1,335,699
Real estate	4,885,816	4,885,816	4,722,670
	$ 2,941,082	$ 6,174,102	$ 6,201,644

Note 11. Schedule of Investments

Investments are categorized by type, country, and industry. The industry category represents management's belief as to the most meaningful presentation of the classification of the principal business of the investees. The percentage of net assets is computed by dividing the fair value of each category by net assets.

Note 12. Pension Plan

Employees of the Company are covered by a defined contribution pension plan. The Company contributes 20% of each participant's compensation to the plan. The Company's contributions during the six month period ended June 30, 2018, totaled $21,896.

Note 13. Other Income and Expense

The Company earned income of $133,680 for the six months ended June 30, 2018, as a result of ANCSA Section 7(i), which requires regional corporations to distribute 70% of any net revenues derived from timber resources and the subsurface estate to other regional corporations, which then redistribute under Section 7(j) 50% of such amounts to the village corporations and at large shareholders.

Other income also includes $9,060 of lease and rental income for the six months ended June 30, 2018.

Officers and Directors

Louis Jones, Sr., President

Marie Miller, Vice President

Laird A. Jones, Secretary

Scott Burns, Chief Financial Officer

Jeane Breinig, Director

Kenneth Gordon, Director

Eleanor Hadden, Director

Ramona Hamar, Director

Frederick O. Olsen, Jr., Director

Melanie Young, Director

32 Years of Dividend Distributions
1980 INITIAL DISTRIBUTION	$3,000,000
1981 Debenture	1,200,000
1981 Alaska Native Fund	283,282
1982 Debenture	1,200,000
1983 Alaska Native Fund	69,940
1983 Debenture	1,200,000
1984 Debenture	1,200,000
1984 Dividend	120,000
1985 Debenture	1,200,000
1986 Dividend	120,000
1986 Debenture	1,200,000
1987 Debenture	1,200,000
1987 Property Dividend	236,066
1987 Dividend	120,000
1988 Debenture	1,200,000
1989 Debenture	1,200,000
1989 Dividend	240,000
1990 Debenture	1,200,000
1990 Dividend	600,000
1991 Dividends	1,080,000
1992 Dividends	960,000
1993 Dividends	1,214,400
1994 Dividends	1,248,300
1995 Dividends	1,728,000
1996 Dividends	1,927,680
1997 Dividends	1,992,000
1998 Dividends	1,956,003
1999 Dividends	2,027,167
2000 Dividends	1,811,000
2001 Dividends	1,932,000
2002 Dividends	1,764,000
2003 Dividends	1,650,000
2004 Dividends	1,215,000
2005 Dividends	1,009,200
2006 Dividends	1,065,000
2007 Dividends	1,188,001
2008 Dividends	1,140,000
2009 Dividends	1,236,000
2010 Dividends	1,032,000
2011 Dividends	1,080,000
2012 Dividends	1,085,899
2013 Dividends	1,369,200
2014 Dividends	1,239,240
2015 Dividends	1,284,000
2016 Dividends	1,260,000
2017 Dividends	1,200,000
Total Distributions	$54,483,378
Per 120 Original Shareholders	$454,028
ITEM 2.	CODE OF ETHICS.
Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders filed under Item 1 of this Form N-CSRS.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

The Alaska Native Claims Settlement Act (ANCSA), which is our primary regulating authority, places numerous restrictions on the Company's stock. Kavilco's stock was given to its shareholders. It can only be transferred by court decree or gifting to a blood relative and cannot be sold or used as collateral. There is no provision in the ANCSA regulations for repurchase of shares.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No matters were voted on by shareholders during the period covered by this report.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant's President and Chief Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSRS:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12(a)(1)	Certification of President

12(a)(2)	Certification of Chief Financial Officer

SIGNATURES Date: August 29, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By: /s/ Louis L. Jones, Sr.

Louis L. Jones, Sr.

President

___________________________________

Date: August 29, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Scott Burns

Scott Burns

Chief Financial Officer